UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 6, 2014

Baxter International Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-4448	36-0781620
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

(224) 948-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

Baxter International Inc. hereby amends its Form 8-K filed on May 8, 2014 to update the table below, included under item 5.07(a), to correct the names of the last two directors to Thomas T. Stallkamp and Albert P.L. Stroucken. The voting results have not otherwise changed.

Nominee	For	Against	Abstain	Broker Non-Votes
Wayne T. Hockmeyer	384,715,582 (98.16%)	5,104,039	2,105,432	55,906,968
Robert L. Parkinson, Jr.	374,649,384 (95.59%)	13,990,008	3,285,661	55,906,968
Thomas T. Stallkamp	372,104,032 (94.94%)	17,710,970	2,110,051	55,906,968
Albert P.L. Stroucken	385,388,714 (98.33%)	4,421,388	2,114,951	55,906,968

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAXTER INTERNATIONAL INC.

By:	/s/ David P. Scharf
David P. Scharf
Corporate Vice President,
General Counsel
and Corporate Secretary

Date: May 13, 2014